Trade receivables and other current assets	12 Months Ended
Dec. 31, 2024
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Trade receivables and other current assets

Note 12. Trade receivables and other current assets

Accounting policies for trade receivables and other current assets are described in Note 10.1.

12.1 Trade receivables

	As of December 31,	As of December 31,
	2023	2024
	$ in thousands
Trade receivables	569	6,714
Allowance for expected credit losses	-	-
Total net value of trade receivables	569	6,714

All trade receivables have payment terms of less than one year.

The increase in trade receivables as of December 31, 2024 is mainly due to the reinvoicing to AZ Ireland of $6.1 million of Research Costs under the JRCA (see note 2.6). Trade receivables as of December 31, 2023 were not material and related to License agreements.

12.2 Subsidies receivables

	As of December 31,	As of December 31,
	2023	2024
	$ in thousands
Research tax credit	20,900	14,521
Other subsidies	-	-
Total subsidies receivables	20,900	14,521

12.3 Other current assets

	As of December 31,	As of December 31,
	2023	2024
	$ in thousands
VAT receivables	1,414	1,147
Income tax receivable	192	210
Prepaid expenses and other prepayments	5,716	3,428
Tax and social receivables	55	445
Deferred expenses and other current assets	345	298
Total other current assets	7,722	5,528

Prepaid expenses and other prepayments primarily include advances to our sub-contractors on research and development activities. These mainly relate to advance payments to suppliers of biological raw materials and to third parties participating in product manufacturing.

During the years ended December 31, 2024 and December 31, 2023, we prepaid certain manufacturing and clinical costs related to our product candidates UCART123, UCART22 and UCART20x22.